EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of ONLINE ORIGINALS, INC. (the "Company") on Form 10-Q for the period ended May 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shari Sookarookoff, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (b)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



Date:    July 15, 2010


By:      /s/ Shari Sookarookoff
         ----------------------
         Shari Sookarookoff
         President/Chief Executive Officer
         and Chief Financial (Accounting) Officer